Investor Presentation Wall Street Analyst Forum March 1, 2011 Exhibit 99.2

Copyright 2011 SIFCO Industries, Inc.
This presentation contains forward–looking statements, as defined by the
Private Securities Litigation Reform Act of 1995 (the “Act”). As a general matter, forward-looking statements relate to anticipated trends and expectations rather than historical matters. Although they reflect the company’s current expectations, these statements involve a number of risks, uncertainties, and assumptions relating to the company’s operations and business environment that are difficult to predict and may be beyond the control of the company. Such uncertainties and factors may cause actual results to differ materially from those expressed or implied by forward-looking statements. More information on the risks and uncertainties relating to the forward-looking statements can be found within the company’s most recent periodic reports filed with the Securities and
Exchange Commission, which are available on the company’s Investor
Relations website at www.sifco.com or the SEC’s website at
www.sec.gov.
The forward-looking statements contained herein represent the company’s judgment as of the date of this presentation and it cautions readers not to place undue reliance on such statements. The Company undertakes no obligation to publicly release any forward-looking information to reflect anticipated or unanticipated events or circumstances after the date of this document.
Forward-Looking Statements

2 Copyright 2011 SIFCO Industries, Inc. Discussion Outline Introductions Overview of SIFCO Industries, Inc. Market Segments Business Strategy Financial Summary

Copyright 2011 SIFCO Industries, Inc.
SIFCO Industries Management
Michael  S. Lipscomb  -
President & Chief Executive Officer
Frank A. Cappello –
Chief Financial Officer, VP – Finance
James P. Woidke –
Chief Operating Officer, EVP

4 Copyright 2011 SIFCO Industries, Inc. Discussion Outline Introductions Overview of SIFCO Industries, Inc. Market Segments Business Strategy Financial Summary

Copyright 2011 SIFCO Industries, Inc.
SIFCO Industries, Inc.
SIFCO Industries is engaged in the production and sale of a variety of metalworking processes, services and products primarily to the specific design requirements of our customers.
Operations:
Two Forging Plants
Aerospace Turbine Component Repair Facility
Multiple Selective Plating Operations
Products:
Forged components,
machined forged parts,
remanufactured components for aero turbine engines, and
selective plating products and contract services for low volume, refurbishment and OEM applications

Copyright 2011 SIFCO Industries, Inc.
About SIFCO Industries - Milestones
1913
Steel Improvement Company is founded and
subsequently merged with Forest City Electric to form
Steel Improvement & Forge Company - - SIFCO
1930
Initial supplier to emerging aircraft industry
1957
SIFCO becomes a public company
SIF listed on AMEX
T&W Forge acquired in December
1968
2010
1968-98
Enters turbine component repair business and grows
with multiple facilities
2006
Exits large aero turbine component repair business

SIFCO Industries, Inc.
Division
Description
FY 2010
Net Sales
FY2010
Backlog
Locations
Forged
Components
Group
ASC Group Repair Group
Manufacturer of forged
OEM and aftermarket
aerospace and IGT
components
$78.4 million *
(79% of Net Sales)
$89.9 million
Cleveland, OH
Alliance, OH
Develops, manufactures
and sells selective plating
products and provides
contract services for low
volume repair,
refurbishment and OEM
applications
$12.2 million
(12% of Net Sales)
N/A
Cleveland, OH
Houston, TX
East Windsor, CT
Norfolk, VA
Bromsgrove, UK
Paris, France
Rattvik, Sweden
Repair and
remanufacture of small
aerospace turbine
engine components
$8.9 million
(9% of Net Sales)
$2.3 million
Minneapolis, MN
* Pro-forma  results reflect
T&W Forge as if it was
included in SIFCO’s operations
during 100% of FY 2010.

Copyright 2011 SIFCO Industries, Inc.
Aircraft Applications
APU Parts &
Mounts
Airframe Parts
Landing Gears
Wheels & Brakes
Wing Supports
Airbus
Allison
Aircraft Braking
Boeing
Cessna
BF Goodrich
Aerospace
Hamilton-Sundstrand
Northrop Grumman
Lockheed Martin
Messier-Dowty
Parker-Hannifin
Pratt & Whitney
Aircraft
Rolls-Royce

Copyright 2011 SIFCO Industries, Inc.
Rotor Hubs
Transmission Gears
Spindles
Engine Parts
Helicopter Applications
Agusta Aerospace
Bell Helicopter
Boeing Helicopter
Pratt & Whitney
Canada
Rolls-Royce
Sikorsky Aircraft
Turbomeca
Pitch Housing

Copyright 2011 SIFCO Industries, Inc.
Engine Applications
Rolls-Royce
Hamilton Sundstrand
General Electric
Pratt & Whitney
MTU
Avio
Honeywell
Engine Mounts
Compressor Discs
Bearing Components
Drive Shafts
Hot Section Components
Internal Drive Gears

11 Copyright 2011 SIFCO Industries, Inc. Stators/Vanes Airfoils/Blades Industrial Gas Turbine Applications GE – Energy Siemens Alstom Power T-Fairings

12 Copyright 2011 SIFCO Industries, Inc. Discussion Outline Introductions Overview of SIFCO Industries, Inc. Market Segments Business Strategy Financial Summary

Rolls-Royce

Halliburton Company

GE Energy

Sikorsky
A United Technologies Company

FMC

SIEMENS

BOEING
Forever New Frontiers

Pratt & Whitney
A United Technologies Company

ALSTOM

Hamilton Sundstrand
A United Technologies Company

Bell Helicopter

Turbomeca
snecma group

SIFCO
INDUSTRIES INC.

13 Copyright 2011 SIFCO Industries, Inc. Market Segments Blue-Chip Customer Base

Copyright 2011 SIFCO Industries, Inc.
FY 2010 Revenues: $99.6 million *
SIFCO Forge   62%
T&W Forge   16%
Applied Surface Concepts   12%
Turbine Component Repair   10%
* Pro-forma  results reflect T&W Forge as if it was included in
SIFCO’s operations during 100% of FY 2010.
All figures are in millions ($)

Copyright 2011 SIFCO Industries, Inc.
Market Segments
Aerospace
Flight-critical components and services found on
variety of commercial airliners, business and
military jets, and helicopters.
Energy
Engineered forged components to leading industrial
gas turbine (IGT) manufacturers.  Provider of
selective plating product and services to oil and
gas customers throughout the world.
Two primary market segments:
* Aerospace  - 75%
*   Energy  - 17%
*  Other  - 8%
World-wide provider of highly-engineered components and services to both the Aerospace and Energy markets.
High-Growth End Markets

5%
7%
28%
60%
Aero - Military
Aero - Civil
Energy
Other

8%
17%
49%
26%
Aero - Military
Aero - Civil
Energy
Other

Copyright 2011 SIFCO Industries, Inc.
Revenue by Market Segment
Major Market Segments:
* Aerospace -75% *Energy – 17%   *Other – 8%
Military IGT
Civil Oil & Gas
Pre-T&W Forge
Acquisition
Post-T&W Forge Acquisition

Unit Production
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2011
2012
2013
2014
2015
ATR
Bombardier
Embraer
Airbus
Boeing

SIFCO INDUSTRIES INC.

Copyright 2011 SIFCO Industries, Inc.
Market Segments
World Commercial Transport Production
Boeing
737
(27),
747
(62)
757
(23),
767(40)
777
(18),
787(13)
Airbus
A319/A320
(7)
A330/A340
(18)
A380
(1)
Embraer
145
(21)
170/190
(7)
Active SIFCO Platforms
( ) represents number of active part numbers
Source:  Forecast International

Unit Production
2,500
2,000
1,500
1,000
500
0
2011
2012
2013
2014
2015
Russian Helicopter
Bell Helicopter
Sikorsky
Eurocopter
Robinson

SIFCO INDUSTRIES INC.

Copyright 2011 SIFCO Industries, Inc.
Market Segments
World Civil Rotary-Wing Production
Sikorsky
S76
(21)
S92
(33)
Bell Helicopter
206
(7)
212
(5)
214
(24)
222
(16)
412
(12)
429
(2)
449   (8)
609
(6)
Active SIFCO Platforms
( ) represents number of active part numbers
Source:  Forecast International

Copyright 2011 SIFCO Industries, Inc.
Market Segments
Sikorsky
o
Blackhawk (UH-60/S-70) 1,015 64
o
Seahawk (SH/MH-60) 429 64
o
CH-53K 50 22
•
(200 total planned for Marines) *
Bell / Boeing
o
V-22 Tiltrotor 311 24
Boeing
o
CH-47 292 31
o
F-18 Hornet 234
(thru 2016)
47
Lockheed Martin
o
F-16 166
(thru 2017)
51
o
F35 Joint Strike Fighter 924 71
Major Military Platforms
Active SIFCO
Part Numbers
* Source:  Forecast International
Est. Production Units
2010-2019 *

20 Copyright 2011 SIFCO Industries, Inc. Discussion Outline Introductions Overview of SIFCO Industries, Inc. Market Segments Business Strategy Financial Summary

Copyright 2011 SIFCO Industries, Inc.
Clear Business Strategy
Focus on long-term, consistent growth
Invest in technology that yields a competitive advantage
Drive Operational Excellence
Grow through disciplined, strategic acquisitions and/or capital investment

Copyright 2011 SIFCO Industries, Inc.
Invest in Technology That Yields a Competitive Advantage
New 35,000 lb. Hammer Cell - $6.5 million
Satisfy current/new customers’ need for larger components
o
In-service date:  January, 2010
o
Cell includes:
o
35,000 lb. steam hammer
o
Three hydraulic presses
o
State-of-the-art rotary furnace
o
New hammer cell doubled the capability of Cleveland Forge facility
o
Part weight from 500 lbs. to 1,000 lb. max.
o
Received GE order for large IGT blade in 2/11.
New Chemical Etching Line - $110K
New capability to serve new customer – Siemens
o
In-service date:  December, 2010
o
Line etches cast blades for Siemens IGT units.

Copyright 2011 SIFCO Industries, Inc.
Drive Operational Excellence
A critical strategy in remaining competitive is to drive Operational
Excellence at all divisions.
More importantly,             differentiate ourselves from the competition!
Three main areas of focus:
Long-term sustained Continuous Improvement
SMART
Lean
TOC
Six Sigma
Reliability Centered Maintenance
100% Customer Satisfaction
Focus is on being customer-centered
100% on-time delivery is the expectation
Organization Development
Enhance succession planning – right people for the right positions
Look for “strategic additions” - personnel
Preferred Supplier Status

Copyright 2011 SIFCO Industries, Inc.
Grow through Disciplined, Strategic Acquisitions and/or Capital Investment
Renewed Focus to Grow the Business
Major effort to strengthen the Portfolio
Growth will come from the following:
New Products
•
Complimentary or value-added opportunities
Enhanced Capabilities
Market Expansion
•
Entry into new markets and/or development of new customers

Copyright 2011 SIFCO Industries, Inc.
Impact of T&W Forge Acquisition
T&W Forge Acquisition, completed 12/10/10, provides the following:
Further Leveraging and Expansion of Core Forging Platform
•
Equipment between both forge operations is complimentary
•
Cleveland facility has increased capability for larger components due to recent installation of
35K hammer cell
Just awarded new large component for GE 7FA.05 platform
•
Expect market penetration due to strong customer relationships
SIFCO Forge : Rolls Royce
T&W Forge: GE Energy
Diversification into Power Generation Market
•
Forged Components Group has primarily been focused on aerospace
•
Energy now represents 17% of business
Immediately Accretive to EPS
•
Provides synergistic opportunities to enhance profitability
Consistent with Overall Business Strategy

Copyright 2011 SIFCO Industries, Inc.
Recent Program Awards
Rolls Royce
5-year LTA valued at $85 million.  (2011-2016)
Contract covers compressor discs, shafts and various transmission gears for the Lockheed Martin
C-130,
Bell/Boeing V-22
Osprey,
Embraer ERJ and the Lockheed Martin F-35 Joint Strike
Fighter (JSF).
Sikorsky
Multi-Year (MY) 7 award valued at $29 million.  (2011-2012)
Award is for supply of rotor and tail rotor transmission gears, rotor head structural components and landing gear.  Components are associated with the family of Blackhawk military helicopters (UH-
60/S-70).
Awarded multiple part numbers on new heavy-lift CH-53K helicopter still in development.
Estimated annual volume is $2 million with 2018 in-service date.

Copyright 2011 SIFCO Industries, Inc.
Recent Program Awards
Hamilton Sundstrand
10-year LTA valued at $35 million.  (2010-2020)
Various impellors, shafts, diffusers and auxiliary power unit (APU) discs for multiple commercial and military aircraft. Select aircraft include the Boeing
737/747/777,
Airbus
A320/A340/A380,
Embraer
ERJ, Boeing C-130, Bell/Boeing V-22 Osprey, Boeing F-15, Lockheed Martin F-16.
10-year LTA valued at $25 million. (2011-2021)
Award is to supply multiple transmission gears and shafts as well as pump actuators, valves and gears.  These components are associated with the Boeing 787 and the Lockheed Martin F-35 Joint
Strike Fighter (JSF).
Embraer
Two-year LTA valued at $3.5 million.  (2011-2012)
LTA covers landing gear components for the ERJ 170/190 aircraft as well as the Sikorsky S-92.

28 Copyright 2011 SIFCO Industries, Inc. Discussion Outline Introductions Overview of SIFCO Industries, Inc. Market Segments Business Strategy Financial Summary

Copyright 2011 SIFCO Industries, Inc.
FY 2010 Financial Highlights
Posted strong operating results in a challenging economic environment:
o
FY2010 Pro-forma net sales increased 6% to $99.6 million
1
•
Primary driver was acquisition of TWF
o
FY2010 Pro-forma EBITDA (FIFO basis) increased 14% to $14.4 million.
1
o
EPS improved to $1.31 from $1.00 on Pro-forma basis.
1
Continued strong management of balance sheet
o
Successful working capital management efforts maintained very strong current ratio of 3.9.
o
Cash and ST investments increased to $21.6 million – essentially no debt.
New $30 million revolving credit facility negotiated in December, 2010 in conjunction with TWF acquisition.
o
$11.7 million borrowed to fund acquisition – currently at $7.7 million.
1 Pro-forma  results reflect T&W Forge as if it was included in SIFCO’s operations during 100% of FY 2010.

Copyright 2011 SIFCO Industries, Inc.
FY 2010 Financial Highlights
$6.7 million reinvested in the equipment/facilities to enhance capabilities:
o
Completed installation of new 35K hammer cell - $3.8 million in FY2010
o
Completed installation of new ERP software system - $ 0.6 million in FY2010
Special dividend increased 50% from $0.10/share to $0.15/share.
66,000 shares repurchased at an average price of $10.60.
o
The six-month repurchase period expired in December, 2010.

Copyright 2011 SIFCO Industries, Inc.
FY2010 Financial Results
FY 2010 Actual FY 2010 Pro Forma*
Net Sales $83,270 $99,619
Gross Profit $19,741 $24,183
23.7% 24.3%
Net Income $5,362 $7,017
EPS $1.00 $1.32
EBITDA (LIFO basis) $10,303 $14,228
+/- LIFO expense (income) $175 $175
EBITDA (FIFO basis) $10,478 $14,403
* Pro-forma results reflect T&W Forge as if it was included in SIFCO’s operations during 100% of FY 2010

Copyright 2011 SIFCO Industries, Inc.
Historical Financial Results
FY 2007 FY 2008 FY 2009
Net Sales $87,255 $101,391 $93,888
Gross Profit $21,420 $22,230 $23,941
24.5% 21.9% 25.5%
Net Income $6,728 $5,830 $8,035
EPS $1.27 $1.09 $1.51
EBITDA (LIFO basis) $11,865 $10,428 $14,203
+/- LIFO expense (income) $331 $1,712 $(1,583)
EBITDA (FIFO basis) $12,196 $12,140 $12,620

$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
FCG
ASC
MPLS
TWF

SIFCO INDUSTRIES INC.

33 Copyright 2011 SIFCO Industries, Inc. Overall Historical Backlog Backlog is primarily driven by Forged Components Group - - steady growth over last 4 quarters

Copyright 2011 SIFCO Industries, Inc.
Firmly Established Relationships with Diverse, Blue-Chip Customer Base
Significant Backlog & Revenue Visibility
Capacity to Expand Profitably
Experienced Management Team
High-Growth End Markets
Platform for Future Acquisitions & Expansions
Investment Highlights

Copyright 2011 SIFCO Industries, Inc.
Contact Information
SIFCO Industries, Inc.
970 E. 64
th
St.
Cleveland, Ohio  44103
Frank Cappello
VP-Finance and Chief Financial Officer
(216)  432-6278
WWW.SIFCO.COM